UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 07, 2025

AVITA Medical, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39059	85-1021707
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28159 Avenue Stanford Suite 220
Valencia, California		91355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 661 367-9170

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RCEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 7, 2025, affiliates of OrbiMed Advisors, LLC (the “Lenders”) and AVITA Medical, Inc. (the “Company”) agreed to a fifth amendment (the “Fifth Amendment”) to the Credit Agreement, dated October 18, 2023, as previously amended (the “Credit Agreement”).

The Fifth Amendment modifies certain financial covenants under the Credit Agreement, including adjustments to the trailing 12-month revenue covenant as follows:

•
$73 million for the quarter ending September 30, 2025;
•
$77 million for the quarter ending December 31, 2025;
•
$90 million for the quarter ending March 31, 2026; and
•
$103 million for the quarter ending June 30, 2026.

The previously established $115 million revenue covenant for all subsequent quarters through the maturity date of the debt remains in effect.

As a condition to the execution of the Fifth Amendment, the Company will issue to the Lenders 400,000 shares of the Company’s common stock, par value $0.0001 per share (the “Shares”). The offer and sale of Shares will be registered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-271276) (the “Registration Statement”) and a prospectus supplement to be filed by the Company in connection therewith. A copy of the opinion of K&L Gates LLP relating to the legality of the issuance of the Shares is attached as Exhibit 5.1 hereto.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any offer, solicitation or sale of the Shares in any state or country in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or country.

The foregoing description of the Fifth Amendment and the share issuance is qualified in its entirety by the full text of the Fifth Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.02 Results of Operations and Financial Condition.

On August 7, 2025, the Company issued a press release announcing its financial results for the second quarter ended June 30, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
5.1	Opinion of K&L Gates LLP
10.1	Waiver and Fifth Amendment to the Credit Agreement between the Lender and the Company, dated August 7, 2025
23.1	Consent of K&L Gates LLP with respect to Exhibit 5.1 (included in Exhibit 5.1)
99.1	Press release, dated August 7, 2025, issued by AVITA Medical, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVITA Medical, Inc.

Date:	August 7, 2025	By:	/s/ David O’Toole
David O’Toole Chief Financial Officer